UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 11/30/2008

Federal Tax I.D. # 11-3068704

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)	X	
Copies of bank statements		X	
Cash disbursements journals		X	
Statement of Operations	MOR-2	X	
Balance Sheet	MOR-3	X	
Status of Post-petition Taxes	MOR-4	X	
Copies of IRS Form 6123 or payment receipt		N/A	
Copies of tax returns filed during reporting period		None	
Summary of Unpaid Post-petition Debts	MOR-4	X	
Listing of Aged Accounts Payable		X	
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	
Taxes Reconciliation and Aging	MOR-5	N/A	
Payments to Insiders and Professional	MOR-6	N/A	
Post Petition Status of Secured Notes, Leases Payable	MOR-6	N/A	
Debtor Questionnaire	MOR-7	X	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor ______ Date ______

Signature of Authorized Individual* /s/ Alan W. Schoenbart ______ Date 1/13/2009

Printed Name of Authorized Individual Alan W. Schoenbart, CEO/CFO ______ Date 1/13/2009

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 11/30/2008

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor's books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				
ACCOUNT NUMBER (LAST 4)	OPER	PAYROLL	TAX	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	3,014			22,370	25,384
RECEIPTS					
CASH SALES					
ACCOUNTS RECEIVABLE - PREPETITION					
ACCOUNTS RECEIVABLE - POSTPETITION					
LOANS AND ADVANCES					
SALE OF ASSETS					
OTHER *(ATTACH LIST)*	4,853			242	5,095
TRANSFERS *(FROM DIP ACCTS)*					
TOTAL RECEIPTS	7,867			22,612	30,479
DISBURSEMENTS					
NET PAYROLL					
PAYROLL TAXES					
SALES, USE, & OTHER TAXES					
INVENTORY PURCHASES					
SECURED/ RENTAL/ LEASES					
INSURANCE					
ADMINISTRATIVE	425				425
SELLING					
OTHER *(ATTACH LIST)*					
OWNER DRAW *					
TRANSFERS *(TO DIP ACCTS)*					
PROFESSIONAL FEES					
U.S. TRUSTEE QUARTERLY FEES					
COURT COSTS					
TOTAL DISBURSEMENTS	425			-	425
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	7,442			22,612	30,054
CASH -- END OF MONTH	7,442			22,612	30,054

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	425
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	425

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: ______________________

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

(Bank account numbers may be redacted to last four numbers.)

	Operating #	Payroll #	Tax #	Other #
BALANCE PER BOOKS	7,442			22,612
BANK BALANCE	11,684			22,612
(+) DEPOSITS IN TRANSIT *(ATTACH LIST)*				
(-) OUTSTANDING CHECKS *(ATTACH LIST)* :	4,242			
OTHER *(ATTACH EXPLANATION)*				
ADJUSTED BANK BALANCE *	7,442			22,612

*"Adjusted Bank Balance" must equal "Balance per Books"

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount
CHECKS OUTSTANDING	**Ck. #**	**Amount**	**Ck. #**	**Amount**
Gina Kingston		718		
Gina Kingston		70		
Webb & Associates		1,028		
Social Security Administration		125		
Webb & Associates		2,083		
TGA Sciences		168		
FSA Silberklang		50		
		4,242		

OTHER

In re Forticell Bioscience, Inc. Case No. 08-14665 (MG)
Debtor **Reporting Period:** 11/30/2008

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	MONTH	CUMULATIVE -FILING TO DATE
Gross Revenues	0	0
Less: Returns and Allowances		
Net Revenue	0	0
COST OF GOODS SOLD		
Beginning Inventory	0	0
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs *(attach schedule)*		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit	-	-
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs		
Officer/Insider Compensation*		
Insurance		
Management Fees/Bonuses		
Office Expense		
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense		
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		
Taxes - Real Estate		
Taxes - Other		
Travel and Entertainment		
Utilities		
Other *(attach schedule)*	1,521	1521
Total Operating Expenses Before Depreciation		
Depreciation/Depletion/Amortization		
Net Profit (Loss) Before Other Income & Expenses	(1,521)	(1,521)
OTHER INCOME AND EXPENSES		
Other Income *(attach schedule)*	5,094	5,094
Interest Expense		
Other Expense *(attach schedule)*		
Net Profit (Loss) Before Reorganization Items		

In re Forticell Bioscience, Inc. Case No. 08-14665 (MG)

Debtor Reporting Period: 11/30/2008

REORGANIZATION ITEMS		
Professional Fees		
U. S. Trustee Quarterly Fees		
Interest Earned on Accumulated Cash from Chapter 11 *(see continuation sheet)*		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses *(attach schedule)*		
Total Reorganization Expenses		
Income Taxes		
Net Profit (Loss)	3,573	3,573

*"Insider" is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF "OTHER" CATEGORY

OTHER COSTS

OTHER OPERATIONAL EXPENSES

Offsite storage	169	169
Refrigerated liquid nitrogen	751	751
Filing fees	165	165
Payroll service fees	425	425
Postage and delivery	11	11
	1,521	1,521

OTHER INCOME

Insurance Recovery	4,852	4,852
Dividend	242	242
	5,094	5,094

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 11/30/2008

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE OR SCHEDULED
CURRENT ASSETS			
Unrestricted Cash and Equivalents	30,054	-	25,394
Restricted Cash and Cash Equivalents *(see continuation sheet)*			
Accounts Receivable (Net)			
Notes Receivable			
Inventories			
Prepaid Expenses			
Professional Retainers			
Other Current Assets *(attach schedule)*	425,861	-	425,861
TOTAL CURRENT ASSETS	455,915	-	451,245
PROPERTY & EQUIPMENT			
Real Property and Improvements	-	-	-
Machinery and Equipment	2,363,147	-	2,363,147
Furniture, Fixtures and Office Equipment	866,212	-	866,212
Leasehold Improvements	1,158,088	-	1,158,088
Vehicles	-	-	-
Less: Accumulated Depreciation	4,259,915	-	4,259,915
TOTAL PROPERTY & EQUIPMENT	127,532	-	127,532
OTHER ASSETS			
Amounts due from Insiders*			
Other Assets *(attach schedule)*	394,249	-	394,249
TOTAL OTHER ASSETS			
TOTAL ASSETS	977,696	-	973,026

LIABILITIES AND OWNER EQUITY	*BOOK VALUE AT END OF CURRENT REPORTING MONTH*	*BOOK VALUE AT END OF PRIOR REPORTING MONTH*	*BOOK VALUE ON PETITION DATE*
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)			
Accounts Payable	1,097	-	-
Taxes Payable *(refer to FORM MOR-4)*	-	-	-
Wages Payable			
Notes Payable			
Rent / Leases - Building/Equipment			
Secured Debt / Adequate Protection Payments			
Professional Fees			
Amounts Due to Insiders*			
Other Post-petition Liabilities *(attach schedule)*			
TOTAL POST-PETITION LIABILITIES	1,097	-	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)			
Secured Debt	5,000,000	-	5,000,000
Priority Debt	-	-	-
Unsecured Debt	3,335,360	-	3,335,360
TOTAL PRE-PETITION LIABILITIES	8,335,360	-	8,335,360
TOTAL LIABILITIES	8,336,457	-	8,335,360
OWNERS' EQUITY			
Capital Stock	29,085,967	-	29,085,967
Additional Paid-In Capital	136,610,917	-	136,610,917
Partners' Capital Account	-	-	-
Owner's Equity Account	-	-	-
Retained Earnings - Pre-Petition	(168,059,218)	-	(168,059,218)
Retained Earnings - Post-petition	3,573	-	-
Adjustments to Owner Equity *(attach schedule)*	(5,000,000)	-	(5,000,000)
Post-petition Contributions *(attach schedule)*	-	-	-
NET OWNERS' EQUITY	(7,358,761)	-	(7,362,334)
TOTAL LIABILITIES AND OWNERS' EQUITY	977,696	-	973,026

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 11/30/2008

BALANCE SHEET - continuation section

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
Due from Hapto Israel	425,861	-	425,861
Other Assets			
Patents	336,254		336,254
Security deposit - landlord	57,995		57,995
	394,249		394,249

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH		BOOK VALUE ON PETITION DATE
Other Post-petition Liabilities			
Adjustments to Owner's Equity			
Treasury stock	(5,000,000)	-	(5,000,000)
Post-Petition Contributions			

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 11/30/2008

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding	-					-
FICA-Employee	-					-
FICA-Employer	-					-
Unemployment	-					-
Income	-					-
Other:	-					-
Total Federal Taxes	-					-
State and Local						
Withholding	-					-
Sales	-					-
Excise	-					-
Unemployment	-					-
Real Property	-					-
Personal Property	-					-
Other:	-					-
Total State and Local	-					-
Total Taxes	-					-

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due				
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	1,097	1,097				
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders						
Other:						
Other:						
Total Post-petition Debts	1,097	1,097				

Explain how and when the Debtor intends to pay any past due post-petition debts.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 11/30/2008

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	X *	
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

* General Liability expired and we are looking to secure new coverage.